Exhibit 99.3

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	June 29, 2013	December 29, 2012
ASSETS
CURRENT ASSETS:
Cash	$3,784	$39,979
Accounts receivable, net	52,324	63,572
Inventory	108,284	77,969
Prepaid expenses and other current assets	26,713	4,882
Deferred tax assets	8,564	6,814

TOTAL CURRENT ASSETS	199,669	193,216

PROPERTY AND EQUIPMENT, NET	128,114	121,553
GOODWILL	643,570	643,570
INTANGIBLE ASSETS, NET	267,870	268,033
DEFERRED FINANCING COSTS	17,340	19,684
OTHER ASSETS	3,039	2,326

TOTAL ASSETS	$1,259,602	$1,248,382

LIABILITIES AND MEMBER’S DEFICIT

CURRENT LIABILITIES:
Accounts payable	$23,652	$25,309
Accrued payroll	9,049	13,680
Accrued interest	19,028	22,547
Accrued income taxes	—	7,110
Accrued purchases of property and equipment	5,057	3,434
Current portion of capital leases	1,709	1,661
Other accrued liabilities	33,039	39,686

TOTAL CURRENT LIABILITIES	91,534	113,427

DEFERRED TAX LIABILITIES	118,346	117,135
LONG-TERM DEBT	1,208,082	1,156,840
DEFERRED RENT	13,254	12,886
CAPITAL LEASES, NET OF CURRENT PORTION	3,007	3,767
OTHER LONG-TERM LIABILITIES	7,355	5,911
COMMITMENTS AND CONTINGENCIES
MEMBER’S DEFICIT
Common Units	120,044	120,204
Accumulated deficit	(297,999)	(280,086)
Accumulated other comprehensive loss	(4,021)	(1,702)

Total member’s deficit	(181,976)	(161,584)

TOTAL LIABILITIES AND MEMBER’S DEFICIT	$1,259,602	$1,248,382

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(Unaudited)

	Thirteen Weeks Ended June 29, 2013	Thirteen Weeks Ended June 30, 2012
Net sales	$155,680	$145,327
Cost of sales	71,866	63,906

Gross profit	83,814	81,421
Selling expenses	56,066	53,231
General and administrative expenses	20,732	17,951
Restructuring charges	—	1,070

Operating income	7,016	9,169
Interest expense	23,780	27,320
Loss on extinguishment of debt	—	13,376
Other income	(469)	(1,735)

Loss from continuing operations before benefit from income taxes	(16,295)	(29,792)
Benefit from income taxes	(5,748)	(11,105)

Loss from continuing operations	(10,547)	(18,687)
Loss from discontinued operations, net of income taxes	(21)	(31)

Net loss	$(10,568)	$(18,718)

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

(Unaudited)

	Thirteen Weeks Ended June 29, 2013	Thirteen Weeks Ended June 30, 2012

Net loss	$(10,568)	$(18,718)
Other comprehensive income (loss):
Foreign currency translation adjustments	209	(675)

Other comprehensive income (loss)	209	(675)

Comprehensive loss	$(10,359)	$(19,393)

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012
Net sales	$319,056	$300,394
Cost of sales	144,808	135,183

Gross profit	174,248	165,211
Selling expenses	113,542	108,714
General and administrative expenses	40,209	34,897
Restructuring charges	764	1,725

Operating income	19,733	19,875
Interest expense	49,065	53,264
Loss on extinguishment of debt	—	13,376
Other income	(2,250)	(2,827)

Loss from continuing operations before benefit from income taxes	(27,082)	(43,938)
Benefit from income taxes	(9,214)	(16,323)

Loss from continuing operations	(17,868)	(27,615)
Loss from discontinued operations, net of income taxes	(45)	(74)

Net loss	$(17,913)	$(27,689)

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012

Net loss	$(17,913)	$(27,689)
Other comprehensive (loss) income:
Foreign currency translation adjustments	(2,319)	403

Other comprehensive (loss) income	(2,319)	403

Comprehensive loss	$(20,232)	$(27,286)

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S DEFICIT

(in thousands, except units)

(Unaudited)

	Common Units
	Units	Amount	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Member’s Equity (Deficit)

BALANCE, DECEMBER 31, 2011	1,000	$122,038	$(313,009)	$(3,184)	$(194,155)

Issuance of Common Units	—	17	—	—	17
Repurchase of Common Units	—	(279)	—	—	(279)
Equity-based compensation expense	—	424	—	—	424
Net loss	—	—	(27,689)	—	(27,689)
Other comprehensive income tax	—	—	—	403	403

BALANCE, JUNE 30, 2012	1,000	$122,200	$(340,698)	$(2,781)	$(221,279)

BALANCE, DECEMBER 29, 2012	1,000	120,204	(280,086)	(1,702)	(161,584)

Repurchase of Common Units	—	(484)	—	—	(484)
Equity-based compensation expense	—	324	—	—	324
Net loss	—	—	(17,913)	—	(17,913)
Other comprehensive loss	—	—	—	(2,319)	(2,319)

BALANCE, JUNE 29, 2013	1,000	$120,044	$(297,999)	$(4,021)	$(181,976)

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,913)	$(27,689)
Adjustments to reconcile net loss to net cash used in operating activities:
Realized gain on derivative contracts	(1,757)	(3,741)
Depreciation and amortization	16,672	17,693
Unrealized gain on marketable securities	(135)	(92)
Equity-based compensation expense	324	424
Deferred taxes	50	3,138
Loss on extinguishment of debt	77	13,376
Loss on disposal and impairment of property and equipment	273	37
Restructuring charges	—	1,070
Changes in assets and liabilities:
Accounts receivable	9,879	17,693
Inventory	(31,783)	(33,726)
Prepaid expenses and other assets	(10,970)	(6,111)
Accounts payable	(1,463)	(194)
Income taxes	(17,803)	(27,107)
Accrued expenses and other liabilities	(11,700)	(10,459)

NET CASH USED IN OPERATING ACTIVITIES	(66,249)	(55,688)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of property and equipment	(18,493)	(14,869)

NET CASH USED IN INVESTING ACTIVITIES	(18,493)	(14,869)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under Senior Secured Credit Facility	—	15,000
Borrowings under Senior Secured Asset-Based Credit Facility	60,000	32,000
Borrowings under Term Loan Facility	—	717,750
Repayments under Senior Notes	(10,000)	—
Payments of call premiums and fees for extinguishment of debt	—	(6,763)
Repayments under Senior Secured Credit Facility	—	(718,125)
Repayments under Term Loan Facility	—	(1,812)
Financing costs	—	(11,579)
Proceeds from issuance of Common Units	—	17
Repurchase of Common Units	(484)	(279)
Principal payments on capital lease obligations	(774)	(665)

NET CASH PROVIDED BY FINANCING ACTIVITIES	48,742	25,544

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(195)	10

NET DECREASE IN CASH	(36,195)	(45,003)
CASH, BEGINNING OF PERIOD	39,979	50,833

CASH, END OF PERIOD	$3,784	$5,830

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$48,937	$59,611

Income taxes	$8,500	$7,597

Net change in accrued purchases of property and equipment	$(1,623)	$(1,398)

Noncash Financing Activities:
Capital lease obligations related to equipment purchase	$109	$2,195

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

(Unaudited)

	June 29, 2013	December 29, 2012
ASSETS
CURRENT ASSETS:
Cash	$3,784	$39,979
Accounts receivable, net	52,324	63,572
Inventory	108,284	77,969
Prepaid expenses and other current assets	26,713	4,882
Deferred tax assets	8,564	6,814

TOTAL CURRENT ASSETS	199,669	193,216

PROPERTY AND EQUIPMENT, NET	128,114	121,553
GOODWILL	643,570	643,570
INTANGIBLE ASSETS, NET	267,870	268,033
DEFERRED FINANCING COSTS	11,399	12,799
OTHER ASSETS	3,039	2,326

TOTAL ASSETS	$1,253,661	$1,241,497

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$23,652	$25,309
Accrued payroll	9,049	13,680
Accrued interest	7,077	10,614
Accrued income taxes	—	7,110
Accrued purchases of property and equipment	5,057	3,434
Current portion of capital leases	1,709	1,661
Other accrued liabilities	33,039	39,686

TOTAL CURRENT LIABILITIES	79,583	101,494

DEFERRED TAX LIABILITIES	118,346	117,135
LONG-TERM DEBT	896,821	846,174
DEFERRED RENT	13,254	12,886
CAPITAL LEASES, NET OF CURRENT PORTION	3,007	3,767
OTHER LONG-TERM LIABILITIES	7,355	5,911
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER’S EQUITY:
Common stock: $.01 par value; 500,000 issued and 497,981 outstanding at June 29, 2013 and December 29, 2012	414,304	414,788
Additional paid-in capital	36,912	30,144
Treasury stock: at cost, 2,019 shares at March 30, 2013 and December 29, 2012	(1,809)	(1,809)
Accumulated deficit	(310,091)	(287,291)
Accumulated other comprehensive loss	(4,021)	(1,702)

Total stockholder’s equity	135,295	154,130

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,253,661	$1,241,497

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(Unaudited)

	Thirteen Weeks Ended June 29, 2013	Thirteen Weeks Ended June 30, 2012
Net sales	$155,680	$145,327
Cost of sales	71,866	63,906

Gross profit	83,814	81,421
Selling expenses	56,066	53,231
General and administrative expenses	20,712	17,951
Restructuring charges	—	1,070

Operating income	7,036	9,169
Interest expense	14,883	18,553
Loss on extinguishment of debt	—	13,376
Other income	(469)	(1,735)

Loss from continuing operations before benefit from income taxes	(7,378)	(21,025)
Benefit from income taxes	(2,521)	(7,515)

Loss from continuing operations	(4,857)	(13,510)
Loss from discontinued operations, net of income taxes	(21)	(31)

Net loss	$(4,878)	$(13,541)

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

(Unaudited)

	Thirteen Weeks Ended June 29, 2013	Thirteen Weeks Ended June 30, 2012

Net loss	$(4,878)	$(13,541)
Other comprehensive income (loss):
Foreign currency translation adjustments	209	(675)

Other comprehensive income (loss)	209	(675)

Comprehensive loss	$(4,669)	$(14,216)

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012
Net sales	$319,056	$300,394
Cost of sales	144,808	135,183

Gross profit	174,248	165,211
Selling expenses	113,542	108,714
General and administrative expenses	40,170	34,852
Restructuring charges	764	1,725

Operating income	19,772	19,920
Interest expense	31,357	35,787
Loss on extinguishment of debt	—	13,376
Other income	(2,250)	(2,827)

Loss from continuing operations before benefit from income taxes	(9,335)	(26,416)
Benefit from income taxes	(2,769)	(9,436)

Loss from continuing operations	(6,566)	(16,980)
Loss from discontinued operations, net of income taxes	(45)	(74)

Net loss	$(6,611)	$(17,054)

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012

Net loss	$(6,611)	$(17,054)
Other comprehensive (loss) income:
Foreign currency translation adjustments	(2,319)	403

Other comprehensive (loss) income	(2,319)	403

Comprehensive loss	$(8,930)	$(16,651)

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(in thousands, except treasury shares)

(Unaudited)

							Accumulated
			Additional				Other
	Common Stock		Paid in	Treasury Stock		Accumulated	Comprehensive
	Shares	Amount	Capital	Shares	Amount	Deficit	Loss	Total

BALANCE, DECEMBER 31, 2011	500	417,411	17,718	2,019	(1,809)	(311,225)	(3,184)	118,911

Issuance of common stock	—	—	17	—	—	—	—	17
Repurchase of common stock	—	(279)	—	—	—	—	—	(279)
Equity-based compensation expense	—	—	424	—	—	—	—	424
Contributions by YCC Holdings LLC	—	—	6,886	—	—	—	—	6,886
Dividend to YCC Holdings LLC	—	—	—	—	—	(16,195)	—	(16,195)
Net loss	—	—	—	—	—	(17,054)	—	(17,054)
Other comprehensive income	—	—	—	—	—	—	403	403

BALANCE, JUNE 30, 2012	500	$417,132	$25,045	2,019	$(1,809)	$(344,474)	$(2,781)	$93,113

BALANCE, DECEMBER 29, 2012	500	$414,788	$30,144	2,019	$(1,809)	$(287,291)	$(1,702)	$154,130

Repurchase of common stock	—	(484)	—	—	—	—	—	(484)
Equity-based compensation expense	—	—	324	—	—	—	—	324
Contributions by YCC Holdings LLC	—	—	6,444	—	—	—	—	6,444
Dividend to YCC Holdings LLC	—	—	—	—	—	(16,189)	—	(16,189)
Net loss	—	—	—	—	—	(6,611)	—	(6,611)
Other comprehensive loss	—	—	—	—	—	—	(2,319)	(2,319)

BALANCE, JUNE 29, 2013	500	$414,304	$36,912	2,019	$(1,809)	$(310,091)	$(4,021)	$135,295

See notes to condensed consolidated financial statements

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,611)	$(17,054)
Adjustments to reconcile net loss to net cash used in operating activities:
Realized gain on derivative contracts	(1,757)	(3,741)
Depreciation and amortization	15,133	16,322
Unrealized gain on marketable securities	(135)	(92)
Equity-based compensation expense	324	424
Deferred taxes	50	3,138
Loss on extinguishment of debt	77	13,376
Loss on disposal and impairment of property and equipment	273	37
Restructuring charges	—	1,070
Changes in assets and liabilities:
Accounts receivable	9,879	17,693
Inventory	(31,783)	(33,726)
Prepaid expenses and other assets	(10,970)	(6,111)
Accounts payable	(1,463)	(194)
Income taxes	(11,359)	(20,221)
Accrued expenses and other liabilities	(11,718)	(10,414)

NET CASH USED IN OPERATING ACTIVITIES	(50,060)	(39,493)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(18,493)	(14,869)

NET CASH USED IN INVESTING ACTIVITIES	(18,493)	(14,869)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under Senior Secured Credit Facility	—	15,000
Borrowings under Senior Secured Asset-Based Credit Facility	60,000	32,000
Borrowings under Term Loan Facility	—	717,750
Repayments under Senior Notes	(10,000)	—
Payments of call premiums and fees for extinguishment of debt	—	(6,763)
Repayments under Term Loan Facility	—	(1,812)
Repayments under Senior Secured Credit Facility	—	(718,125)
Financing costs	—	(11,579)
Dividend to YCC Holdings LLC	(16,189)	(16,195)
Proceeds from issuance of common stock	—	17
Repurchase of common stock	(484)	(279)
Principal payments on capital lease obligations	(774)	(665)

NET CASH PROVIDED BY FINANCING ACTIVITIES	32,553	9,349

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(195)	10

NET DECREASE IN CASH	(36,195)	(45,003)
CASH, BEGINNING OF PERIOD	39,979	50,833

CASH, END OF PERIOD	$3,784	$5,830

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$32,794	$43,467

Income taxes	$8,500	$7,597

Net change in accrued purchases of property and equipment	$(1,623)	$(1,398)

Noncash Financing Activities:
Noncash contribution by YCC Holdings LLC	$6,444	$6,886

Capital lease obligations related to equipment purchase	$109	$2,195

See notes to condensed consolidated financial statements

YCC HOLDINGS LLC AND SUBSIDIARIES

YANKEE HOLDING CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF PRESENTATION AND ORGANIZATION

Basis of Presentation

The unaudited interim condensed consolidated financial statements of YCC Holdings LLC (“YCC Holdings”) and Yankee Holding Corp. (“Holding Corp.” together with YCC Holdings and its direct and indirect subsidiaries, the “Companies”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles” or “GAAP”). The financial information included herein is unaudited; however, in the opinion of management such information reflects all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of financial position, results of operations, and cash flows as of the date and for the periods indicated. All intercompany transactions and balances have been eliminated. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full fiscal year.

The accompanying unaudited condensed consolidated financial statements of YCC Holdings and Holding Corp. should be read in conjunction with the audited consolidated financial statements of YCC Holdings and Holding Corp. for the year ended December 29, 2012 included in their Annual Report on Form 10-K.

Reclassifications

Certain amounts included in the condensed consolidated financial statements for the prior year have been reclassified to conform with the current year presentation on the condensed consolidated balance sheets. Marketable securities are now reported as part of other assets.

Organization

YCC Holdings and Holding Corp. are holding companies with no direct operations. Their principal assets are the indirect equity interests in The Yankee Candle Company, Inc. (“Yankee Candle”), and all of their operations are conducted through Yankee Candle, the wholly owned operating subsidiary of Holding Corp. Holding Corp. is a wholly owned subsidiary of YCC Holdings. YCC Holdings is a wholly owned subsidiary of Yankee Candle Investments LLC (“Yankee Investments”), which is in turn a wholly owned subsidiary of Yankee Candle Group LLC (“Yankee Group”). See the entity chart below:

2. RECENT ACCOUNTING PRONOUNCEMENTS

Disclosures Relating To Comprehensive Income (Loss)

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”) to improve the reporting of reclassifications out of Accumulated Other Comprehensive Income (“AOCI”). ASU 2013-12 does not change the current requirements for reporting net income or other comprehensive income in the financial statements. Under ASU 2013-02, an entity is required to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the financial statements or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under U.S. GAAP to be reclassified in its entirety in the same reporting period. For amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. The Companies adopted ASU 2013-02 on December 30, 2012. The adoption did not have a material impact on the Companies’ condensed consolidated financial statements.

3. INVENTORY

The Companies value their inventory on the first–in first–out (“FIFO”) basis. The components of inventory were as follows (in thousands):

	June 29,	December 29,
	2013	2012
Finished goods	$98,558	$69,293
Work-in-process	363	678
Raw materials and packaging	9,363	7,998

Total inventory	$108,284	$77,969

4. GOODWILL AND INTANGIBLE ASSETS

The Companies have determined that their tradenames have an indefinite useful life and, therefore, are not being amortized. In accordance with Accounting Standards Codification (“ASC”) Topic 350 “Intangibles - Goodwill and Other,” goodwill and indefinite lived intangible assets are not amortized but are subject to an annual impairment test. There were no changes in the carrying amount of goodwill during the twenty-six weeks ended June 29, 2013 and June 30, 2013.

Intangible Assets

The carrying amount and accumulated amortization of intangible assets consisted of the following (in thousands):

	Weighted Average Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Net Book Value
June 29, 2013
Indefinite life:
Tradenames	N/A	$267,700	$—	$267,700

Finite-lived intangible assets:
Customer lists	5	63,759	(63,721)	38
Favorable lease agreements	5	2,330	(2,198)	132
Other	3	36	(36)	—

Total finite-lived intangible assets		66,125	(65,955)	170

Total intangible assets		$333,825	$(65,955)	$267,870

December 29, 2012
Indefinite life:
Tradenames	N/A	$267,700	$—	$267,700

Finite-lived intangible assets:
Customer lists	5	63,788	(63,663)	125
Favorable lease agreements	5	2,330	(2,122)	208
Other	3	36	(36)	—

Total finite-lived intangible assets		66,154	(65,821)	333

Total intangible assets		$333,854	$(65,821)	$268,033

Total amortization expense from finite–lived intangible assets was $0.1 million for both the thirteen weeks ended June 29, 2013 and June 30, 2012. Total amortization expense from finite–lived intangible assets was $0.1 million and $1.3 million for the twenty-six weeks ended June 29, 2013 and June 30, 2012, respectively. These intangible assets are amortized on a straight line basis. Favorable lease agreements are amortized over the remaining lease term of each respective lease.

5. LONG-TERM DEBT

Long-term debt consisted of the following at June 29, 2013 and December 29, 2012 (in thousands):

	June 29, 2013	December 29, 2012
Holding Corp.
Senior secured asset-based credit facility	$60,000	$—
Senior secured term loan facility, net of unamortized discount of $5,554 at June 29, 2013 and $6,201 at December 29, 2012	648,821	648,174
Senior notes due 2015	—	10,000
Senior subordinated notes due 2017	188,000	188,000

Total Holding Corp.	896,821	846,174
Senior PIK notes due 2016, net of unamortized discount of $3,739 at June 29, 2013 and $4,334 at December 29, 2012	311,261	310,666

Total YCC Holdings	$1,208,082	$1,156,840

Term Loan Facility

The Senior Secured Term Loan Facility (the “Term Loan Facility”) matures on April 2, 2019; however, the maturity date of the Term Loan Facility will accelerate if the senior subordinated notes due 2017 (the “Senior Subordinated Notes”) and the senior PIK notes due 2016 (“Senior PIK Notes”) are not defeased, repurchased, refinanced or redeemed 91 days prior to their respective maturity dates. The Term Loan Facility is payable in quarterly principal payments of $1.8 million with the balance due at maturity. However, at the end of 2012, the Company made a principal payment of $67.0 million; as a result of the payment, no quarterly principal payments are due on the Term Loan Facility through its maturity and no amounts are classified as current in the accompanying condensed consolidated balance sheets. Amounts repaid under the Term Loan Facility cannot be reborrowed. As of June 29, 2013, the Term Loan Facility had outstanding borrowings of $654.4 million.

Interest is payable on the Term Loan Facility at either (i) the Eurodollar Rate (subject to a 1.25% floor) plus 4.00% or (ii) the ABR (subject to a 2.25% floor) plus 3.00%. The default rate of interest will accrue (i) on the overdue principal amount of any loan at a rate of 2% in excess of the rate otherwise applicable to such loan and (ii) on any overdue interest or any other outstanding overdue amount at a rate of 2% in excess of the non-default interest rate then applicable to ABR loans. As of June 29, 2013, the interest rate applicable to the Term Loan Facility was 5.25%.

Yankee Candle’s Term Loan Facility contains a financial covenant which requires that Yankee Candle maintain at the end of each fiscal quarter, commencing with the quarter ended December 29, 2012 through the quarter ending September 28, 2013, a consolidated net debt (net of cash and cash equivalents not to exceed $75.0 million) to Consolidated EBITDA ratio of no more than 7.00 to 1.00. As of June 29, 2013, Yankee Candle’s actual net total leverage ratio was 4.53 to 1.00, as defined in the Term Loan Facility. As of June 29, 2013, total Holding Corp. debt (including Yankee Candle’s capital lease obligations of $4.7 million and net of $3.8 million in cash) was approximately $903.3 million. Under Yankee Candle’s Term Loan Facility, Consolidated EBITDA is defined as net income plus, interest, taxes, depreciation and amortization, further adjusted to add back extraordinary, unusual or non-recurring losses, non-cash stock option expense, fees and expenses related to the Merger, fees and expenses under the Management Agreement with our equity sponsor, restructuring charges or reserves, as well as other non-cash charges, expenses or losses, and further adjusted to subtract extraordinary, unusual or non-recurring gains, other non-cash income or gains, and certain cash contributions to our common equity.

 Asset-Based Credit Facility

The Senior Secured Asset-Based Credit Facility (the “ABL Facility”) expires on April 2, 2017; however, the expiration date of the ABL Facility will accelerate if the Senior Subordinated Notes and the Senior PIK Notes are not defeased, repurchased, refinanced or redeemed 91 days prior to their respective maturity dates. The ABL Facility permits revolving borrowings of up to $175.0 million subject to eligible inventory and eligible accounts receivable balances. The ABL Facility is inclusive of sub-facilities for up to $25.0 million in swing line advances, up to $25.0 million for letters of credit, up to $10.0 million for borrowings by Yankee Candle’s Canadian subsidiary, up to $10.0 million for borrowings by Yankee Candle’s German subsidiary and up to $75.0 million for borrowing by Yankee Candle’s wholly-owned subsidiary Yankee Candle (Europe), LTD (“YCE”). Borrowings under the ABL Facility bear interest at a rate equal to either (i) LIBOR or the BofA rate plus the applicable margin or (ii) the prime rate plus the applicable margin. The applicable margin ranges from 0.50% to 2.00%, dependent on the currency of the borrowing. For purposes of determining interest rates, the applicable margin is subject to a variable grid, dependent on average daily excess availability calculated as of the immediately preceding fiscal quarter. As of June 29, 2013 the interest rate applicable to the ABL Facility was 1.75%.

The unused line fee payable under the ABL Facility is equal to (i) 0.50% per annum if less than 50% of the ABL Facility has been used on average during the immediately preceding fiscal quarter or (ii) 0.375% per annum if 50% or more of the ABL Facility has been utilized on average during the immediately preceding fiscal quarter.

The ABL Facility requires Yankee Candle and its subsidiaries to maintain a consolidated fixed charge coverage ratio of at least 1.0:1.0 during a covenant compliance event, which occurs if unused borrowing availability is less than the greater of (x) 10% of the maximum amount that can be borrowed under the ABL Facility, which amount is the lesser of $175.0 million and a borrowing formula based on eligible receivables and inventory (the “ABL Loan Cap”) and (y) $15.0 million and continues until excess availability has exceeded the amounts set forth herein for 30 consecutive days. As of June 29, 2013, the ABL Loan Cap was $88.2 million. As of June 29, 2013, Yankee Candle had outstanding letters of credit of $2.5 million and $60.0 million outstanding under the ABL Facility resulting in available borrowing capacity of $25.7 million, or 29.2% of the Loan Cap. As such, Yankee Candle was not subject to the fixed charge coverage ratio.

Senior Notes and Senior Subordinated Notes

In April 2012, $315.0 million of Yankee Candle’s Senior Notes due 2015 (“Senior Notes”) were redeemed in connection with the refinancing of the senior secured credit facility (“Senior Secured Credit Facility”). During the first quarter of 2013, Yankee Candle redeemed the remaining $10.0 million in aggregate principal amount of its Senior Notes at par. As all of the Senior Notes have been redeemed, the obligations of Yankee Candle and the guarantors under the related indenture have been discharged.

Yankee Candle’s senior subordinated notes due 2017 bear interest at a per annum rate equal to 9.75%. Interest is paid every six months on February 15 and August 15. The senior subordinated notes mature on February 15, 2017. The indenture governing the senior subordinated notes restricts the ability of Holding Corp., Yankee Candle and most or all of Yankee Candle’s subsidiaries to: incur additional debt; pay dividends or make other distributions on the Company’s capital stock or repurchase capital stock or subordinated indebtedness; make investments or other specified restricted payments; create liens; sell assets and subsidiary stock; enter into transactions with affiliates; and enter into mergers, consolidations and sales of substantially all assets.

Obligations under the senior subordinated notes are guaranteed on an unsecured senior subordinated basis, by Holding Corp. and Yankee Candle’s existing and future domestic subsidiaries. If Yankee Candle cannot make any payment on the senior subordinated notes, the guarantors must make the payment instead.

In the event of certain change in control events specified in the indenture s governing the senior subordinated notes, Yankee Candle must offer to repurchase all or a portion of such notes at 101% of the principal amount of the such notes on the date of purchase, plus any accrued and unpaid interest to the date of repurchase.

Senior PIK Notes - YCC Holdings

In February 2011, YCC Holdings and Yankee Finance co-issued $315.0 million of Senior PIK Notes pursuant to an indenture at a discount of $6.3 million for net proceeds of $308.7 million. Cash interest on the Senior PIK Notes accrues at a rate of 10.25% per annum, and PIK Interest (defined below) accrues at the cash interest rate plus 0.75%. YCC Holdings is required to pay interest on the Senior PIK Notes entirely in cash interest, unless the conditions described in the indenture are satisfied with respect to the related interest period, in which case, YCC Holdings may pay interest on the Senior PIK Notes for such interest period by increasing the principal amount of the Senior PIK Notes or by issuing new PIK Notes for up to the entire amount of the interest payment (in each case, “PIK Interest”) to the extent described in the related indenture.

YCC Holdings is indirectly dependent upon dividends from Yankee Candle to generate the funds necessary to meet its outstanding debt service obligations. Neither Yankee Candle nor Holding Corp. guarantees the Senior PIK Notes. Yankee Candle is not obligated to pay dividends to Holding Corp. and Holding Corp. is not obligated to pay dividends to YCC Holdings. Yankee Candle’s ability to pay dividends to Holding Corp. to permit Holding Corp. to pay dividends to YCC Holdings was restricted at June 29, 2013 by A) Yankee Candle’s Term Loan Facility, B) Yankee Candle’s ABL Facility and C) the indenture governing the Senior Subordinated Notes. Because the Term Loan Facility, ABL Facility and the indenture governing Yankee Candle’s senior subordinated notes each contain limitations on dividends, Yankee Candle is permitted to make dividends only to the extent it is permitted to do so at the time the dividend is made under each of these agreements. For a more detailed description of these restrictions reference our most recently issued Form 10-K.

During both of the twenty-six weeks ended June 29, 2013 and June 30, 2012, Holding Corp. declared and paid dividends of $16.2 million to YCC Holdings to fund interest payments for the Senior PIK Notes, which decreased the amount available for future dividends. At June 29, 2013, the amount available for dividends from Yankee Candle to YCC Holdings was approximately $152.1 million.

Holding Corp. receives the tax benefit of the interest expense for YCC Holdings’ Senior PIK Notes. As such, for the twenty-six weeks ended June 29, 2013 and June 30, 2012, Holding Corp. recorded non-cash contributions of $6.4 million and $6.9 million, respectively, from YCC Holdings. The contributions for the twenty-six weeks ended June 29, 2013 and June 30, 2012 are shown as a contribution by YCC Holdings LLC in Holding Corp.‘s respective consolidated statement of changes in stockholder’s equity and in Holding Corp.‘s non-cash financing section of the respective condensed consolidated statements of cash flows.

6. MEMBER’S DEFICIT, STOCKHOLDER’S EQUITY AND EQUITY-BASED COMPENSATION

A summary of Yankee Group Class A, B and C nonvested units as of June 29, 2013 and June 30, 2012, and the activity for the twenty-six weeks ended June 29, 2013 and June 30, 2012 is presented below:

	Class A Common Units	Weighted Average Calculated Value	Class B Common Units	Weighted Average Calculated Value	Class C Common Units	Weighted Average Calculated Value
Nonvested stock at December 29, 2012	—	—	—	—	95,155	$25.42
Granted	—	—	—	—	—	$—
Forfeited	—	—	—	—	(1,963)	$24.29
Vested	—	—	—	—	(13,355)	$21.09

Nonvested stock at June 29, 2013	—	—	—	—	79,837	$26.17

	Class A Common Units	Weighted Average Calculated Value	Class B Common Units	Weighted Average Calculated Value	Class C Common Units	Weighted Average Calculated Value
Nonvested stock at December 31, 2011	—	—	4,577	$9.39	54,614	$24.99
Granted	181	—	—	—	63,209	$27.83
Forfeited	—	—	(13)	$9.39	(20,365)	$34.18
Vested	(181)	—	(4,564)	$9.39	(14,216)	$22.99

Nonvested stock at June 30, 2012	—	—	—	—	83,242	$25.25

During the twenty-six weeks ended June 29, 2013, 94 Class A common units, 3,324 vested Class B common units and 1,882 vested Class C common units were repurchased for $0.5 million. During the twenty-six weeks ended June 30, 2012, 9 Class A common units, 5,452 vested Class B common units and 711 vested Class C common units were repurchased for $0.3 million. Yankee Group anticipates that all of its nonvested common units will vest with the exception of performance shares for which an estimated forfeiture rate has been applied.

The total estimated fair value of equity awards vested was $0.3 million and $0.4 million for the twenty-six weeks ended June 29, 2013 and June 30, 2012, respectively. Equity-based compensation expense was $0.3 million and $0.4 million for the twenty-six weeks ended June 29, 2013 and June 30, 2012, respectively. As of June 29, 2013, there was approximately $1.9 million of total unrecognized compensation cost related to Yankee Group’s Class C common unit equity awards and there was no unrecognized expense related to Yankee Group’s Class A and Class B common unit equity awards. This cost is expected to be recognized over the remaining vesting period, of approximately 4 years (July 2013 to October 2017).

Presented below is a summary of assumptions for the indicated periods. There were no Class C grants during the twenty-six weeks ended June 29, 2013. There were 63,209 Class C grants for the twenty-six weeks ended June 30, 2012.

Assumptions	Twenty-Six Weeks Ended June 30, 2012 Option Pricing Method Black-Scholes
Weighted average calculated value of awards granted	$27.83
Weighted average volatility	77.0%
Weighted average expected term (in years)	5.0
Dividend yield	—
Weighted average risk-free interest rate	0.9%

With respect to the Class C common units, since Yankee Group is not publicly traded, the estimate of expected volatility is based on the median historical volatility of a group of eight comparable public companies, adjusted for differences in leverage. The historical volatilities of the comparable companies were measured over a 5-year historical period. The expected term of the Class C common units granted represents the period of time that the units are expected to be outstanding and is assumed to be approximately five years based on management’s estimate of the time to a liquidity event. Yankee Group does not expect to pay dividends, and accordingly, the dividend yield is zero. The risk free interest rate reflects a five-year period commensurate with the expected time to a liquidity event and was based on the U.S. Treasury yield curve.

7. RESTRUCTURING CHARGES

During the first quarter of 2013, the Companies’ wholly-owned subsidiary YCE, closed a satellite office located in Germany and also initiated a change in reporting structure and changes of roles and responsibilities within the organization that resulted in workforce reductions. As a result of these changes the Companies incurred restructuring charges of $0.8 million during the first quarter of 2013 related to employee severance costs and costs for exiting the German office.

During 2012, the Companies restructured their Wholesale and Retail operations. The Companies also initiated a change in reporting structure and changes of roles and responsibilities within the organization that resulted in workforce reductions. These changes included changes to the executive committee, changes to the reporting structure and operational focus within the retail segment, alignment of the brand innovation and merchandising teams across all channels of the business, and other administrative changes. As a result of these changes the Companies incurred restructuring charges of $0.7 million during the thirteen weeks ended March 31, 2012 for employee related severance costs. During the second quarter of 2012, the Companies’ wholly-owned subsidiary YCE, relocated its corporate headquarters and distribution center in England. As a result of these changes the Company incurred restructuring charges of $1.1 million during the thirteen weeks ended June 30, 2012 related to exiting the old facility and non-cash writeoffs for the impairment of equipment and deferred rent. Total restructuring costs recorded for the twenty-six weeks ended June 30, 2012 were $1.7 million.

The Company made restructuring related payments of $0.6 million and $1.1 million during the thirteen and twenty-six weeks ended June 29, 2013, respectively. As of June 29, 2013, the balance of $1.2 million in the restructuring accrual was related to (i) continuing operations employee related expenses of $0.3 million mainly comprised of the first quarter of 2013 organization changes detailed above, (ii) continuing operations occupancy related expenses of $0.3 million related to YCE exiting the old facility prior to the termination of the lease agreement and (iii) discontinued operations of $0.5 million primarily related to lease agreements for one Illuminations retail store. The lease at the old YCE facility expires in May 2014; the lease for the Illuminations retail store expires in January 2017. These leases will continue to be paid through their lease termination dates unless the Companies are able to structure buyout agreements with the landlords or find replacement tenants.

8. DERIVATIVE FINANCIAL INSTRUMENTS

The Companies follow the guidance under ASC Topic 815 “Derivatives and Hedging,” which establishes accounting and reporting standards for derivative instruments. The guidance requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and to measure those instruments at fair value. Additionally, the fair value adjustments will affect either stockholder’s equity or member’s deficit as accumulated other comprehensive income (loss) (“OCI”) or net income (loss) depending on whether the derivative instrument qualifies and has been designated as a hedge for accounting purposes and, if so, the nature of the hedging activity.

Interest Rate Swaps

Yankee Candle, from time to time, uses interest rate swaps to eliminate the variability of a portion of the cash flows associated with forecasted interest payments on its Term Facility. Yankee Candle’s interest rate swaps are not designated as cash flow hedges and the swaps are measured at fair value with changes in fair value recognized as other (income) expense.

As of June 29, 2013, Yankee Candle has no derivative liabilities as the Companies’ interest rate swaps expired during March 2013.

The fair values of the Companies’ derivative instruments as of June 29, 2013 and December 29, 2012, were as follows (in thousands):

	Fair Value of Derivative Instruments Liability Derivatives
	Balance Sheet Location	June 29, 2013	December 29, 2012
Derivatives not designated as hedging instruments
Interest rate swap agreements	Other accrued liabilities	$—	$1,757

Total Derivative Liabilities		$—	$1,757

The effect of derivative instruments on the condensed consolidated statements of operations for the thirteen and twenty-six weeks ended June 29, 2013 and June 30, 2012, was as follows (in thousands):

		Amount of Realized Gain Recognized on Derivatives
	Location of Realized Gain Recognized on Derivatives	Thirteen Weeks Ended June 29, 2013	Thirteen Weeks Ended June 30, 2012
Derivatives not designated as hedging instruments
Interest rate swap agreements	Other expense	$—	$(2,182)

Total		$—	$(2,182)

		Amount of Realized Gain Recognized on Derivatives
	Location of Realized Gain Recognized on Derivatives	Twenty-Six Weeks Ended June 29, 2013	Twenty-Six Weeks Ended June 30, 2012
Derivatives not designated as hedging instruments
Interest rate swap agreements	Other expense	$(1,757)	$(3,741)

Total		$(1,757)	$(3,741)

9. FAIR VALUE MEASUREMENTS

The Companies follow the guidance prescribed by ASC Topic 820 “Fair Value Measurement.” ASC Topic 820 defines fair value and provides a consistent framework for measuring fair value under GAAP, including financial statement disclosure requirements. As specified under this Topic, valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect market assumptions. The Fair Value Measurement Topic classifies these inputs into the following hierarchy:

Level 1 Inputs– Quoted prices for identical instruments in active markets.

Level 2 Inputs– Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs– Instruments with primarily unobservable value drivers.

The following table represents the fair value hierarchy for those financial assets and liabilities measured at fair value on a recurring basis as of June 29, 2013 and December 29, 2012 (in thousands):

	Fair Value Measurements on a Recurring Basis as of June 29, 2013
	Level 1	Level 2	Level 3	Total
Assets
Marketable securities	$2,662	$—	$—	$2,662

Total Assets	$2,662	$—	$—	$2,662

Liabilities
Interest rate swap agreements	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—

	Fair Value Measurements on a Recurring Basis as of December 29, 2012
	Level 1	Level 2	Level 3	Total
Assets
Marketable securities	$1,971	$—	$—	$1,971

Total Assets	$1,971	$—	$—	$1,971

Liabilities
Interest rate swap agreements	$—	$1,757	$	$1,757

Total Liabilities	$—	$1,757	$—	$1,757

The Companies hold marketable securities in Yankee Candle’s deferred compensation plan. The marketable securities consist of investments in mutual funds and are recorded at fair value based on third party quotes and are included in other assets on the Companies accompanying condensed consolidated balance sheets. The Companies have used an income approach to value the asset and liability for Yankee Candle’s interest rate swaps using a discounted cash flow model that takes into account the present value of future cash flows under the terms of the contract using current market information as of the reporting date such as the one month LIBOR curve and the creditworthiness of the Companies and their counterparties.

Financial Instruments Not Measured at Fair Value

The Companies’ long-term debt is recorded at historical amounts. The Companies determine the fair value of its Senior Notes, Senior Subordinated Notes and Senior PIK Notes based on current quoted market prices (Level 1 in the fair value hierarchy). The Companies estimate the fair value of its Term Loan Facility based on current quoted market prices (Level 2 in the fair value hierarchy). The following table represents the carrying value and fair value of Yankee Candle’s Senior Notes, Senior Subordinated Notes and Term Loan Facility and YCC Holdings’ Senior PIK Notes as of June 29, 2013 and December 29, 2012 (in thousands). The fair value of the Companies’ ABL Facility approximates the carrying value.

	June 29, 2013
	Carrying Value	Fair Value
Holding Corp.:
Term loan facility, net of unamortized discount of $ 5,554	$648,821	$653,786
Senior subordinated notes due 2017	$188,000	$195,050
YCC Holdings:
Senior PIK notes due 2016, net of unamortized discount of $ 3,739	$311,261	$322,481

	December 29, 2012
	Carrying Value	Fair Value
Holding Corp.:
Term loan facility, net of unamortized discount of $ 6,201	$648,174	$661,573
Senior notes due 2015	$10,000	$10,025
Senior subordinated notes due 2017	$188,000	$195,285
YCC Holdings:
Senior PIK notes due 2016, net of unamortized discount of $ 4,334	$310,666	$324,450

At June 29, 2013 and December 29, 2012, management believes that the carrying value of cash, receivables and payables approximate fair value, due to the short maturity of these financial instruments.

10. SEGMENTS OF ENTERPRISE AND RELATED INFORMATION

The Companies have segmented their operations in a manner that reflects how their chief operating decision–maker (the “CEO”) currently reviews the results of the Companies and their subsidiaries’ businesses. The CEO evaluates its retail, wholesale, and international operations based on an “operating income” measure. Such measure gives recognition to specifically identifiable operating costs such as cost of sales and selling expenses. Costs and income not specifically identifiable are included within the unallocated/corporate/other column and include administrative charges, interest expense, fair value changes of derivative contracts, restructuring charges for continuing operations, loss on extinguishment of debt, and other costs not allocated to specific operating segments. The Companies do not account for or report assets, capital expenditures or depreciation and amortization by segment to the CEO.

The following are the relevant data for the thirteen and twenty-six weeks ended June 29, 2013 and June 30, 2012 (in thousands):

YCC Holdings
Thirteen Weeks June 29, 2013	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$86,814	$41,518	$27,348	$—	$155,680
Gross profit	54,314	19,909	10,053	(462)	83,814
Selling expenses	45,120	3,085	7,399	462	56,066
Operating income	9,194	16,824	2,654	(21,656)	7,016
Interest and other expense, net	—	—	—	(23,311)	(23,311)

Loss from continuing operations before benefit from income taxes					$(16,295)

Thirteen Weeks June 30, 2012	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$81,809	$40,530	$22,988	$—	$145,327
Gross profit	52,417	20,030	9,171	(197)	81,421
Selling expenses	42,936	2,920	6,907	468	53,231
Operating income	9,481	17,110	2,264	(19,686)	9,169
Interest and other expense, net	—	—	—	(38,961)	(38,961)

Loss from continuing operations before benefit from income taxes					$(29,792)

Holding Corp.
Thirteen Weeks June 29, 2013	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$86,814	$41,518	$27,348	$—	$155,680
Gross profit	54,314	19,909	10,053	(462)	83,814
Selling expenses	45,120	3,085	7,399	462	56,066
Operating income	9,194	16,824	2,654	(21,636)	7,036
Interest and other expense, net	—	—	—	(14,414)	(14,414)

Loss from continuing operations before benefit from income taxes					$(7,378)

Thirteen Weeks June 30, 2012	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$81,809	$40,530	$22,988	$—	$145,327
Gross profit	52,417	20,030	9,171	(197)	81,421
Selling expenses	42,936	2,920	6,907	468	53,231
Operating income	9,481	17,110	2,264	(19,686)	9,169
Interest and other expense, net	—	—	—	(30,194)	(30,194)

Loss from continuing operations before benefit from income taxes					$(21,025)

YCC Holdings

Twenty-Six Weeks June 29, 2013	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$176,026	$85,096	$57,934	$—	$319,056
Gross profit	110,144	41,407	23,297	(600)	174,248
Selling expenses	91,086	6,019	15,468	969	113,542
Operating income	19,058	35,388	7,829	(42,542)	19,733
Interest and other expense, net	—	—	—	(46,815)	(46,815)

Loss from continuing operations before benefit from income taxes					$(27,082)

Twenty-Six Weeks June 30, 2012	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$162,777	$90,703	$46,914	$—	$300,394
Gross profit	103,473	43,208	19,259	(729)	165,211
Selling expenses	87,711	5,936	13,038	2,029	108,714
Operating income	15,762	37,272	6,221	(39,380)	19,875
Interest and other expense, net	—	—	—	(63,813)	(63,813)

Loss from continuing operations before benefit from income taxes					$(43,938)

Holding Corp.
Twenty-Six Weeks June 29, 2013	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$176,026	$85,096	$57,934	$—	$319,056
Gross profit	110,144	41,407	23,297	(600)	174,248
Selling expenses	91,086	6,019	15,468	969	113,542
Operating income	19,058	35,388	7,829	(42,503)	19,772
Interest and other expense, net	—	—	—	(29,107)	(29,107)

Loss from continuing operations before benefit from income taxes					$(9,335)

Twenty-Six Weeks June 30, 2012	Retail	Wholesale	International	Unallocated/ Corporate/ Other	Balance per Condensed Consolidated Statement of Operations
Net sales	$162,777	$90,703	$46,914	$—	$300,394
Gross profit	103,473	43,208	19,259	(729)	165,211
Selling expenses	87,711	5,936	13,038	2,029	108,714
Operating income	15,762	37,272	6,221	(39,335)	19,920
Interest and other expense, net	—	—	—	(46,336)	(46,336)

Loss from continuing operations before benefit from income taxes					$(26,416)

11. COMMITMENTS AND CONTINGENCIES

The Companies are engaged in various lawsuits, either as plaintiff or defendant. In the opinion of management, the ultimate outcome of these lawsuits will not have a material adverse effect on the Companies’ financial condition, results of operations or cash flows.

12. FINANCIAL INFORMATION RELATED TO GUARANTOR SUBSIDIARIES UNDER YANKEE CANDLE’S SENIOR NOTES AND SENIOR SUBORDINATED NOTES

In April 2012, $315.0 million of Yankee Candle’s Senior Notes due 2015 were redeemed in connection with the refinancing of the Senior Secured Credit Facility as detailed in our most recent Form 10-K. During the first quarter of 2013, Yankee Candle redeemed the remaining $10.0 million in aggregate principal amount of its Senior Notes at par. Because all of the Senior Notes have been redeemed, the obligations of Yankee Candle and the guarantors under the related indenture have been discharged.

Obligations under the senior subordinated notes are guaranteed on an unsecured senior subordinated basis by Holding Corp. and 100% of Yankee Candle’s existing and future domestic subsidiaries (the “Guarantor Subsidiaries” and collectively with the Holding Corp., the “Guarantors”). Yankee Candle’s foreign subsidiaries did not guarantee the senior subordinated notes.

The following tables present condensed consolidating supplementary financial information for Yankee Candle, as the issuer of the senior subordinated notes, Holding Corp., Yankee Candle’s domestic guarantor subsidiaries and the non guarantor subsidiaries together with eliminations as of and for the periods indicated. Holding Corp. is also a guarantor of the senior subordinated notes. Separate complete financial statements of the respective Guarantors would not provide additional material information that would be useful in assessing the financial composition of the Guarantors.

Condensed consolidating financial information is as follows:

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEETS

June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash	$—	$689	$219	$2,876	$—	$3,784
Accounts receivable, net	—	30,243	23	22,058	—	52,324
Inventory	—	86,629	74	21,581	—	108,284
Prepaid expenses and other current assets	—	24,293	49	2,371	—	26,713
Deferred tax assets	—	8,163	39	362	—	8,564

TOTAL CURRENT ASSETS	—	150,017	404	49,248	—	199,669

PROPERTY AND EQUIPMENT, NET	—	117,230	121	10,763	—	128,114
GOODWILL	—	643,570	—	—	—	643,570
INTANGIBLE ASSETS, NET	—	267,861	—	9	—	267,870
DEFERRED FINANCING COSTS	—	11,399	—	—	—	11,399
OTHER ASSETS	—	3,034	—	5	—	3,039
INTERCOMPANY RECEIVABLES	—	49,761	717	—	(50,478)	—
INVESTMENT IN SUBSIDIARIES	135,295	(2,068)	—	—	(133,227)	—

TOTAL ASSETS	$135,295	$1,240,804	$1,242	$60,025	$(183,705)	$1,253,661

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$—	$20,732	$34	$2,886	$—	$23,652
Accrued payroll	—	8,268	107	674	—	9,049
Accrued interest	—	7,077	—	—	—	7,077
Accrued purchases of property and equipment	—	4,950	—	107	—	5,057
Current portion of capital leases	—	1,237	—	472	—	1,709
Other accrued liabilities	—	26,080	1,255	5,704	—	33,039

TOTAL CURRENT LIABILITIES	—	68,344	1,396	9,843	—	79,583

DEFERRED TAX LIABILITIES	—	118,346	—	—	—	118,346
LONG-TERM DEBT	—	896,821	—	—	—	896,821
DEFERRED RENT	—	13,106	—	148	—	13,254
CAPITAL LEASES, NET OF CURRENT PORTION	—	1,537	—	1,470	—	3,007
OTHER LONG-TERM LIABILITIES	—	7,355	—	—	—	7,355
INTERCOMPANY PAYABLES	—	—	—	50,478	(50,478)	—
STOCKHOLDER’S EQUITY	135,295	135,295	(154)	(1,914)	(133,227)	135,295

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$135,295	$1,240,804	$1,242	$60,025	$(183,705)	$1,253,661

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEETS

December 29, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash	$—	$32,678	$2,122	$5,179	$—	$39,979
Accounts receivable, net	—	32,767	48	30,757	—	63,572
Inventory	—	61,566	95	16,308	—	77,969
Prepaid expenses and other current assets	—	3,714	47	1,121	—	4,882
Deferred tax assets	—	6,518	33	263	—	6,814

TOTAL CURRENT ASSETS	—	137,243	2,345	53,628	—	193,216

PROPERTY AND EQUIPMENT, NET	—	111,604	135	9,814	—	121,553
GOODWILL	—	643,570	—	—	—	643,570
INTANGIBLE ASSETS, NET	—	267,966	—	67	—	268,033
DEFERRED FINANCING COSTS	—	12,799	—	—	—	12,799
OTHER ASSETS	—	2,320	—	6	—	2,326
INTERCOMPANY RECEIVABLES	—	42,822	—	—	(42,822)	—
INVESTMENT IN SUBSIDIARIES	154,130	4,730	—	—	(158,860)	—

TOTAL ASSETS	$154,130	$1,223,054	$2,480	$63,515	$(201,682)	$1,241,497

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$—	$20,787	$34	$4,488	$—	$25,309
Accrued payroll	—	12,824	26	830	—	13,680
Accrued interest	—	10,614	—	—	—	10,614
Accrued income taxes	—	6,457	—	653	—	7,110
Accrued purchases of property and equipment	—	3,434	—	—	—	3,434
Current portion of capital leases	—	1,222	—	439	—	1,661
Other accrued liabilities	—	29,470	2,233	7,983	—	39,686

TOTAL CURRENT LIABILITIES	—	84,808	2,293	14,393	—	101,494

DEFERRED TAX LIABILITIES	—	117,135	—	—	—	117,135
LONG-TERM DEBT	—	846,174	—	—	—	846,174
DEFERRED RENT	—	12,748	—	138	—	12,886
CAPITAL LEASES, NET OF CURRENT PORTION	—	2,148	—	1,619	—	3,767
OTHER LONG-TERM LIABILITIES	—	5,911	—	—	—	5,911
INTERCOMPANY PAYABLES	—	—	92	42,730	(42,822)	—
STOCKHOLDER’S EQUITY	154,130	154,130	95	4,635	(158,860)	154,130

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$154,130	$1,223,054	$2,480	$63,515	$(201,682)	$1,241,497

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

For the Thirteen Weeks Ended June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated

Net sales	$—	$147,242	$505	$25,951	$(18,018)	$155,680
Cost of sales	—	64,746	199	22,522	(15,601)	71,866

Gross profit	—	82,496	306	3,429	(2,417)	83,814
Selling expenses	—	47,999	474	7,653	(60)	56,066
General and administrative expenses	—	20,631	—	42	39	20,712

Operating income (loss)	—	13,866	(168)	(4,266)	(2,396)	7,036

Interest expense	—	14,854	—	29	—	14,883
Other loss (income)	—	4,622	—	(5,091)	—	(469)

(Loss) income before (benefit from) provision for income taxes	—	(5,610)	(168)	796	(2,396)	(7,378)

(Benefit from) provision for income taxes	—	(1,205)	(60)	185	(1,441)	(2,521)

(Loss) income from continuing operations	—	(4,405)	(108)	611	(955)	(4,857)

Loss from discontinued operations, net of income taxes	—	(21)	—	—	—	(21)

(Loss) income before equity in losses of subsidiaries, net of tax	—	(4,426)	(108)	611	(955)	(4,878)

Equity in losses of subsidiaries, net of tax	4,878	(503)	—	—	(4,375)	—

Net (loss) income	$(4,878)	$(3,923)	$(108)	$611	$3,420	$(4,878)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

For the Thirteen Weeks Ended June 30, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated

Sales	$—	$144,836	$547	$22,205	$(22,261)	$145,327
Cost of sales	—	62,672	162	18,620	(17,548)	63,906

Gross profit	—	82,164	385	3,585	(4,713)	81,421
Selling expenses	—	45,562	484	7,245	(60)	53,231
General and administrative expenses	—	17,873	—	41	37	17,951
Restructuring charges	—	—	—	1,070	—	1,070

Operating income (loss)	—	18,729	(99)	(4,771)	(4,690)	9,169

Interest expense	—	18,536	—	17	—	18,553
Loss on extinguishment of debt	—	13,376	—	—	—	13,376
Other expense (income)	—	1,089	—	(2,824)	—	(1,735)

Loss before benefit from income taxes	—	(14,272)	(99)	(1,964)	(4,690)	(21,025)

Benefit from income taxes	—	(5,309)	(38)	(493)	(1,675)	(7,515)

Loss from continuing operations	—	(8,963)	(61)	(1,471)	(3,015)	(13,510)

Loss from discontinued operations, net of income taxes	—	(31)	—	—	—	(31)

Loss before equity in losses (earnings) of subsidiaries, net of tax	—	(8,994)	(61)	(1,471)	(3,015)	(13,541)

Equity in losses (earnings) of subsidiaries, net of tax	13,541	1,532	—	—	(15,073)	—

Net (loss) income	$(13,541)	$(10,526)	$(61)	$(1,471)	$12,058	$(13,541)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

For the Thirteen Weeks Ended June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net (loss) income	$(4,878)	$(3,923)	$(108)	$611	$3,420	$(4,878)
Other comprehensive income:
Foreign currency translation adjustments	—	—	—	209	—	209

Other comprehensive income	—	—	—	209	—	209
Equity in other comprehensive income of subsidiaries	209	—	—	—	(209)	—

Comprehensive (loss) income	$(4,669)	$(3,923)	$(108)	$820	$3,211	$(4,669)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

For the Thirteen Weeks Ended June 30, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net (loss) income	$(13,541)	$(10,526)	$(61)	$(1,471)	$12,058	$(13,541)
Other comprehensive loss:
Foreign currency translation adjustments	—	—	—	(675)	—	(675)

Other comprehensive loss	—	—	—	(675)	—	(675)
Equity in other comprehensive loss of subsidiaries	(675)	—	—	—	675	—

Comprehensive (loss) income	$(14,216)	$(10,526)	$(61)	$(2,146)	$12,733	$(14,216)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

For the Twenty-Six Weeks Ended June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated

Net sales	$—	$304,600	$986	$55,951	$(42,481)	$319,056
Cost of sales	—	133,248	331	46,979	(35,750)	144,808

Gross profit	—	171,352	655	8,972	(6,731)	174,248
Selling expenses	—	96,768	916	15,978	(120)	113,542
General and administrative expenses	—	40,001	—	77	92	40,170
Restructuring charges	—	—	—	764	—	764

Operating income (loss)	—	34,583	(261)	(7,847)	(6,703)	19,772

Interest expense	—	31,282	—	75	—	31,357
Other loss (income)	—	6,399	—	(8,649)	—	(2,250)

(Loss) income before (benefit from) provision for income taxes	—	(3,098)	(261)	727	(6,703)	(9,335)

(Benefit from) provision for income taxes	—	(875)	(73)	169	(1,990)	(2,769)

(Loss) income from continuing operations	—	(2,223)	(188)	558	(4,713)	(6,566)

Loss from discontinued operations, net of income taxes	—	(45)	—	—	—	(45)

(Loss) income before equity in losses of subsidiaries, net of tax	—	(2,268)	(188)	558	(4,713)	(6,611)

Equity in losses of subsidiaries, net of tax	6,611	(370)	—	—	(6,241)	—

Net (loss) income	$(6,611)	$(1,898)	$(188)	$558	$1,528	$(6,611)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

For the Twenty-Six Weeks Ended June 30, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated

Sales	$—	$291,195	$1,048	$45,776	$(37,625)	$300,394
Cost of sales	—	128,648	335	37,480	(31,280)	135,183

Gross profit	—	162,547	713	8,296	(6,345)	165,211
Selling expenses	—	94,045	958	13,831	(120)	108,714
General and administrative expenses	—	34,697	—	72	83	34,852
Restructuring charges	—	655	—	1,070	—	1,725

Operating income (loss)	—	33,150	(245)	(6,677)	(6,308)	19,920

Interest expense	—	35,753	—	34	—	35,787
Loss on extinguishment of debt	—	13,376	—	—	—	13,376
Other expense (income)	—	2,176	—	(5,003)	—	(2,827)

Loss before benefit from income taxes	—	(18,155)	(245)	(1,708)	(6,308)	(26,416)

Benefit from income taxes	—	(6,667)	(90)	(427)	(2,252)	(9,436)

Loss from continuing operations	—	(11,488)	(155)	(1,281)	(4,056)	(16,980)

Loss from discontinued operations, net of income taxes	—	(74)	—	—	—	(74)

Loss before equity in losses (earnings) of subsidiaries, net of tax	—	(11,562)	(155)	(1,281)	(4,056)	(17,054)

Equity in losses (earnings) of subsidiaries, net of tax	17,054	1,436	—	—	(18,490)	—

Net (loss) income	$(17,054)	$(12,998)	$(155)	$(1,281)	$14,434	$(17,054)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

For the Twenty-Six Weeks Ended June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net (loss) income	$(6,611)	$(1,898)	$(188)	$558	$1,528	$(6,611)
Other comprehensive loss:
Foreign currency translation adjustments	—	—	—	(2,319)	—	(2,319)

Other comprehensive loss	—	—	—	(2,319)	—	(2,319)
Equity in other comprehensive loss of subsidiaries	(2,319)	—	—	—	2,319	—

Comprehensive (loss) income	$(8,930)	$(1,898)	$(188)	$(1,761)	$3,847	$(8,930)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

For the Twenty-Six Weeks Ended June 30, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net (loss) income	$(17,054)	$(12,998)	$(155)	$(1,281)	$14,434	$(17,054)
Other comprehensive income:
Foreign currency translation adjustments	—	—	—	403	—	403

Other comprehensive income	—	—	—	403	—	403
Equity in other comprehensive income of subsidiaries	403	—	—	—	(403)	—

Comprehensive (loss) income	$(16,651)	$(12,998)	$(155)	$(878)	$14,031	$(16,651)

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Twenty-Six Weeks Ended June 29, 2013

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net (loss) income	$(6,611)	$(1,898)	$(188)	$558	$1,528	$(6,611)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Realized gain on derivative contracts	—	(1,757)	—	—	—	(1,757)
Depreciation and amortization	—	13,996	13	1,124	—	15,133
Unrealized gain on marketable securities	—	(135)	—	—	—	(135)
Equity-based compensation expense	—	324	—	—	—	324
Deferred taxes	—	155	(6)	(99)	—	50
Loss on extinguishment of debt	—	77	—	—	—	77
Loss on disposal and impairment of property and equipment	—	273	—	—	—	273
Equity in (earnings) losses of subsidiaries	6,611	(370)	—	(4,713)	(1,528)	—
Changes in assets and liabilities:
Accounts receivable	—	2,524	25	7,330	—	9,879
Inventory	—	(25,063)	21	(6,741)	—	(31,783)
Prepaid expenses and other assets	—	(9,652)	(2)	(1,316)	—	(10,970)
Accounts payable	—	(55)	—	(1,408)	—	(1,463)
Income taxes	—	(10,689)	—	(670)	—	(11,359)
Accrued expenses and other liabilities	—	(8,787)	(897)	(2,034)	—	(11,718)

NET CASH USED IN OPERATING ACTIVITIES	—	(41,057)	(1,034)	(7,969)	—	(50,060)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of property and equipment	—	(16,272)	—	(2,221)	—	(18,493)
Intercompany payables/receivables	—	(7,390)	—	—	7,390	—

NET CASH USED IN INVESTING ACTIVITIES	—	(23,662)	—	(2,221)	7,390	(18,493)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Borrowings under Senior Secured Asset-Based Credit Facility	—	60,000	—	—	—	60,000
Repayments under Senior Notes	—	(10,000)	—	—	—	(10,000)
Dividend to YCC Holdings LLC	—	(16,189)	—	—	—	(16,189)
Repurchase of common stock	—	(484)	—	—	—	(484)
Principal payments on capital lease obligations	—	(597)	—	(177)	—	(774)
Intercompany payables/receivables	—	—	(869)	8,259	(7,390)	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	—	32,730	(869)	8,082	(7,390)	32,553

EFFECT OF EXCHANGE RATE CHANGES ON CASH	—	—	—	(195)	—	(195)

NET DECREASE IN CASH	—	(31,989)	(1,903)	(2,303)	—	(36,195)

CASH, BEGINNING OF PERIOD	—	32,678	2,122	5,179	—	39,979

CASH, END OF PERIOD	$—	$689	$219	$2,876	$—	$3,784

YANKEE HOLDING CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Twenty-Six Weeks Ended June 30, 2012

(in thousands)

	Holding Corp.	Issuer	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
CASH FLOWS USED IN OPERATING ACTIVITIES:
Net (loss) income	$(17,054)	$(12,998)	$(155)	$(1,281)	$14,434	$(17,054)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Realized gain on derivative contracts	—	(3,741)	—	—	—	(3,741)
Depreciation and amortization	—	15,721	12	589	—	16,322
Unrealized gain on marketable securities	—	(92)	—	—	—	(92)
Equity-based compensation expense	—	424	—	—	—	424
Deferred taxes	—	3,250	1	(113)	—	3,138
Loss on extinguishment of debt	—	13,376	—	—	—	13,376
Loss on disposal and impairment of property and equipment	—	37	—	—	—	37
Restructuring charges	—	—	—	1,070	—	1,070
Equity in losses (earnings) of subsidiaries	17,054	1,436	—	(4,056)	(14,434)	—
Changes in assets and liabilities:
Accounts receivable	—	11,148	35	6,510	—	17,693
Inventory	—	(21,646)	2	(12,082)	—	(33,726)
Prepaid expenses and other assets	—	(5,596)	(10)	(505)	—	(6,111)
Accounts payable	—	(1,219)	(82)	1,107	—	(194)
Income taxes	—	(20,453)	—	232	—	(20,221)
Accrued expenses and other liabilities	—	(10,356)	(589)	531	—	(10,414)

NET CASH USED IN OPERATING ACTIVITIES	—	(30,709)	(786)	(7,998)	—	(39,493)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of property and equipment	—	(11,313)	(29)	(3,527)	—	(14,869)
Intercompany payables/receivables	—	(10,190)	—	—	10,190	—

NET CASH USED IN INVESTING ACTIVITIES	—	(21,503)	(29)	(3,527)	10,190	(14,869)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Borrowings under Senior Secured Credit Facility	—	15,000	—	—	—	15,000
Borrowings under Asset-Based Credit Facility	—	32,000	—	—	—	32,000
Borrowings under Term Loan Facility		717,750	—	—	—	717,750
Repayments under Senior Secured Credit Facility	—	(718,125)	—	—	—	(718,125)
Payments of call premiums and fees for extinguishment of debt		(6,763)	—	—	—	(6,763)
Repayments under Term Loan Facility		(1,812)	—	—	—	(1,812)
Financing costs	—	(11,579)	—	—	—	(11,579)
Dividend to YCC Holdings LLC	—	(16,195)	—	—	—	(16,195)
Proceeds from issuance of common stock	—	17	—	—	—	17
Repurchase of common stock	—	(279)	—	—	—	(279)
Principal payments on capital lease obligations	—	(511)	—	(154)	—	(665)
Intercompany payables/receivables	—	—	130	10,060	(10,190)	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	—	9,503	130	9,906	(10,190)	9,349

EFFECT OF EXCHANGE RATE CHANGES ON CASH	—	—	—	10	—	10

NET DECREASE IN CASH	—	(42,709)	(685)	(1,609)	—	(45,003)

CASH, BEGINNING OF PERIOD	—	45,777	1,830	3,226	—	50,833

CASH, END OF PERIOD	$—	$3,068	$1,145	$1,617	$—	$5,830